Filed pursuant to Rule 497(a)

File No. 333-205540

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. PRICES NOTES OFFERING

GREENWICH, CONNECTICUT – December 1, 2015 – Eagle Point Credit Company Inc. (NYSE:ECC) (NYSE:ECCA) (the “Company”) today announced that it has priced an underwritten public offering of $25 million aggregate principal amount of its 7.00% notes due 2020 (the “Series 2020 Notes”), which will result in net proceeds to the Company of $23.7 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The Series 2020 Notes will mature on December 31, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after December 31, 2017. The Series 2020 Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof and will bear interest at a rate of 7.00% per year payable quarterly, with the first interest payment occurring on March 31, 2016. The Series 2020 Notes are expected to be rated ‘A-’ by Egan-Jones Rating Company. The Company has granted the underwriter a 30-day option to purchase up to an additional $3.75 million aggregate principal amount of the Series 2020 Notes to cover overallotments, if any.

The offering is expected to close on December 4, 2015, subject to customary closing conditions. The Company has applied to list the Series 2020 Notes on the New York Stock Exchange under the symbol “ECCZ”.

The Company plans to use the net proceeds from the offering of the Series 2020 Notes to acquire investments in accordance with its investment objectives and strategies and for general corporate purposes.

Incapital LLC is acting as sole book-running manager for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus supplement dated November 30, 2015 and the accompanying prospectus dated November 25, 2015, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained by writing Incapital LLC at, Attention: DCM Prospectus Department, 200 S. Wacker Drive, Suite 3700, Chicago, Illinois 60606, by calling 1 (800) 327-1546, or by sending an e-mail to prospectus_requests@incapital.com; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.

Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities, and any such rating may be subject to revision or withdrawal at any time by the applicable rating agency.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Source: Eagle Point Credit Company Inc.

Investor Relations:

Eagle Point Credit Company Inc.

Kenneth P. Onorio, 203-340-8500

Chief Financial Officer

ir@EaglePointCredit.com

www.eaglepointcreditcompany.com